UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: March 10, 2005

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      814-00063                34-201989
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 360 8605
                      -------------------------------------
              (Registrant's telephone number, including area code)


          (former name or former address, if changed since last report)




                     China Biopharmaceuticals Holdings, Inc.
                                   Form 8-K/A

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on March 9, 2005, BDO Reanda, Certified Public Accountants ("BDO") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. BDO was engaged by the Registrant on February 8, 2005 to replace Weinberg & Company, P.A. as the Registrant's auditor but as BDO currently has difficulties to complete the auditing of the Registrant's financial statements within a period of time that the Registrant expects, the Registrant's Board of Directors decided to dismiss BDO. No audit committee exists other than the members of the Board of Directors. During the one month in which BDO was engaged by the Registrant, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to BDO's satisfaction would have caused BDO to make reference to this subject matter of the disagreements, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv)of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").


         The Registrant has requested BDO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated March 9, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on March 9, 2005 the Registrant has engaged Kempisty & Company Certified Public Accountants, PC ("Kempisty") with address at 15 Maiden Lane Suite 1003, New York, NY 10038 as the new principal accountant to audit its financial statements. Kempisty, the Registrant's successor auditor, provides auditing services for the Registrant which is a United States company according to the United States generally accepted accounting principles. They are not providing auditing in China according to China generally accepted accounting principles. There is no license required in China for Kempisty to provide such services to the United States parent with a subsidiary having its assets and operations in China. The Registrant's main assets and operations are primarily located in Jiangsu Province of China. The decision to engage Kempisty was approved by the Registrant's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


         16.1 A copy of a letter from BDO to the Securities and Exchange Commission dated March 9, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By: /s/ Peng Mao
                                            ------------------------------------
                                            Name:  Peng Mao
                                            Title: Chairman and
                                            Chief Executive Officer

Dated:  March 10, 2005